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                                                                   EXHIBIT 10.59

June 10, 1998



Victor B. Jipson
3185 Nelson Road
Longmont, Colorado

Dear Vic,

In consideration of your employment and continued employment with Maxtor Corporation, it is hereby agreed that if such employment is involuntarily terminated without cause, you will receive a severance package equivalent to nine months base salary.

MAXTOR CORPORATION

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By:/s/ Phil Duncan
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Its: VP Human Resources
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                                          ACCEPTED AND AGREED:

                                          /s/  Victor B. Jipson
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                                          Victor B. Jipson

                                          Date:6/12/98
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